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                   SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.


                                FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 1, 1997


                              RENTECH, INC.
          (Exact name of registrant as specified in charter)



Colorado                      0-19260                 84-0957421
(State or other               Commission              I.R.S. Employer
jurisdiction of               File No.                Identification No.
incorporation or
organization)

1331 17th Street, Suite 720, Denver, Colorado               80202
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (303) 298-8008


Item 5.  Other Events.

     Rentech, Inc., and Texaco Group, Inc. have agreed that their negotiations to establish a business relationship to accelerate the commercial development and licensing of Rentech's Process Technology and to exploit the technology on a worldwide basis will continue beyond the term of their previous agreement.


                                SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RENTECH, INC.



Date:  October 1, 1997        By:   (Signature)
                                 ---------------------------------------
                                 James P. Samuels, Vice President
                                   - Finance, Chief Financial Officer